UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2009

TRW Automotive Holdings Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059
(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150
(Address of Principal Executive Offices)	(Zip Code)

(734) 855-2600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
23.1	Consent of Ernst & Young LLP
99.1	Updates to TRW’s 2008 Annual Report on Form 10-K:
EX-23.1
EX-99.1

ITEM 8.01.	OTHER EVENTS

TRW Automotive Holdings Corp. (“TRW” or the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to retrospectively adjust portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2009 (the “2008 Form 10-K”), to reflect the following:

•	an amendment to the Company’s senior secured credit facilities entered into subsequent to the filing of the 2008 Form 10-K which amended the covenants therein, thus removing the uncertainty surrounding the Company’s covenant compliance that existed at that time, and a re-issued report of Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, which, as a result, removes the previous going concern explanatory paragraph contained in its original audit report;

•	the Company’s adoption, effective January 1, 2009, of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of Accounting Research Bulletin No. 51” (“SFAS No. 160”); and

•	the Company’s change in composition of its business segments in accordance with SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS No. 131”), which was effective as of January 1, 2009.

As stated in its Current Report on Form 8-K filed on June 26, 2009 the Company and certain of its wholly owned subsidiaries entered into a Sixth Amended and Restated Credit Agreement, dated as of June 24, 2009, with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as lead arrangers (the “Sixth Credit Agreement”). The Sixth Credit Agreement, and the amended covenants therein, removed the uncertainty surrounding the Company’s covenant compliance that existed at the time the 2008 Form 10-K was filed. As a result, E&Y has reissued its audit report on the Company’s consolidated financial statements as of and for each of the years ended December 31, 2008, 2007 and 2006 (the “2008 Financial Statements”), which removes the going concern explanatory paragraph contained in its original audit report. E&Y’s reissued audit report is included in Exhibit No. 99.1 hereto.

SFAS No. 160 establishes accounting and reporting standards for noncontrolling interest (previously referred to as minority interest) in a subsidiary which are applied retrospectively for all periods presented. Following its adoption of SFAS No. 160, the Company retrospectively changed its classification and presentation of its noncontrolling interest. The adoption of SFAS No. 160 had no effect on the Company’s results of operations attributable to controlling interest, earnings (losses) per share, cash flow from operating activities or any asset or liability account.

Also effective January 1, 2009, due to the increasing importance and focus on the use of electronics in vehicle safety systems, the Company began to manage and report on the Electronics business separately from its other reporting segments. SFAS No. 131 requires an entity to restate prior period information when there are changes to its reportable segments, unless it is impracticable to do so.

The Company began to report comparative results under its new segment structure and to include the reclassification and new presentation under SFAS No. 160 described above, effective with the filing of its Quarterly Report on Form 10-Q for the quarter ended April 3, 2009.

The following Items of the 2008 Form 10-K are being revised retrospectively, as indicated:

•	Part I, Item 1, Business, is being revised to reflect both the retrospective application of SFAS No. 160 and change in business segments.

•	Part I, Item 2, Properties, is being revised to reflect the retrospective change in business segments.

•	Part II, Item 6, Selected Financial Data, is being revised to reflect retrospective application of SFAS No. 160.

•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, is being revised to reflect both the retrospective application of SFAS No. 160 and change in business segments.

•	Part II, Item 8, Financial Statements and Supplementary Data, is being revised as follows:

•	A new Note 23 Subsequent Events is being added to the 2008 Financial Statements to reflect the signing of the Sixth Credit Agreement and certain other matters that occurred after the filing of the 2008 Form 10-K, along with cross-references in Note 8 Accounts Receivable Securitization, Note 13 Debt and Note 17 Share-Based Compensation. The signing of the Sixth Credit Agreement eliminated the uncertainty surrounding the Company’s covenant compliance that existed at the time the 2008 Form 10-K was filed. As a consequence, E&Y reissued its audit report;

•	Likewise Note 13 Debt is being updated to remove reference to the uncertainty surrounding the Company’s covenant compliance that was identified at the time the 2008 Form 10-K was filed. However, similar references in other sections of the Form 10-K, including in Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, have not been updated.

•	E&Y’s reissued Report of Independent Registered Public Accounting Firm is included in place of the original report; and

•	The 2008 Financial Statements and certain notes thereto are being revised to reflect the retrospective application of both SFAS No. 160 and the change in business segments.

By making the changes to the foregoing Items reflected in Exhibit 99.1 of this Form 8-K, the Company has generally not updated the information contained in the 2008 Form 10-K to speak as of any date after the 2008 Annual Report was filed on February 20, 2009, and this Form 8-K does not reflect any other events or developments that occurred after that date, and does not modify or update the disclosures therein in any way, except as described in the foregoing bullets. Without limiting the generality of the foregoing, except as described above, this filing does not purport to update Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management after the 2008 Form 10-K was filed.

The foregoing Items, as revised, are attached as Exhibit 99.1 to this Form 8-K. The description above is qualified in its entirety by reference to the full text of Exhibit 99.1 hereto which is incorporated herein by reference.

The specific Items included in Exhibit 99.1 hereto, including the financial statements and notes thereto, supersede the corresponding Items included in TRW’s 2008 Annual Report. Other than as set forth in Exhibit 99.1, the 2008 Form 10-K remains unchanged. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended April 3, 2009 (the “Form 10-Q”) and other filings with the SEC.

The information in this Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Q and other documents filed by the Company with the SEC subsequent to February 20, 2009. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Updates to TRW’s 2008 Annual Report on Form 10-K:
Item 1. Business
Item 2. Properties
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.

By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and
Chief Financial Officer

Date: July 29, 2009

Index to Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Updates to TRW’s 2008 Annual Report on Form 10-K:
Item 1. Business
Item 2. Properties
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data